EXHIBIT 10(aaaa)

                                   ----------

                               TIREX AMERICA INC.

                                   ----------

                                 AMENDMENT NO. 1
                        TO FINANCIAL CONSULTING AGREEMENT
                                 OF MAY 3, 1997

                                   ----------

         Amendment, made as of the 1st day of July 1997, by and between


                               Tirex America Inc.
                               740 St. Maurice, Suite 201
                               Montreal, Quebec
                               Canada H4R 1W4

                                                             ("the Corporation")

                                       and

                               The NAIS Corp.
                               94 Washington Avenue
                               Lawrence, NY 11559

                                                              (the "Consultant")

the original parties to a certain Financial Consultant Agreement, dated May 3, 1997 (the "Consulting Agreement"). Terms used in this Amendment which are defined in the Consulting Agreement and not defined herein shall have the same meaning herein as therein.

     Whereas, it has at all times been the intention of the parties that the services to be rendered by the Consultant under the Consulting Agreement shall be limited to providing advice and opinions to the Corporation with respect to evaluating the managerial, professional, and financial requirements of the Company and advising and assisting the Company with respect to its budgetary and business plan requirements, marketing, stockholder relations, public relations, financial arrangements, mergers, acquisitions, consolidations, joint ventures, and similar corporate transactions.

     Whereas, the parties are concerned that certain activities included in the Consulting Agreement as duties of the Consultant were: (i) not expressive of the actual intentions of the parties and (ii) capable of being misconstrued as direct involvement in the effectuation of a private placement or public offering of the securities of the Company so as to be deemed to affect the underwriting compensation payable in connection therewith;

     Now therefore, in consideration of the premises and of the mutual promises and covenants hereinafter set forth, the parties agree to set forth herein certain amendments to the Consulting Agreement, as follows:

A.  AMENDMENTS

Consulting Services

     2.1 All services to be rendered hereunder, on the part of the Consultant, shall be rendered by Mr. Jack Ehrenhause ("Ehrenhaus") and shall consist of: (i) evaluation of the Company's managerial and financial requirements; (ii) assistance in the preparation of budgets and business plans; (iii) assistance in recruiting, screening, evaluating and recommending key personnel, directors, accountants, commercial and investment bankers, underwriters, attorneys and other professional consultants; (iv) advice with regard to sales planning and sales activities; (v) advice with regard to stockholder relations and public relations matters; (vi) evaluation of financial requirements and assistance in financial arrangements; and (vii) advice and assistance in connection with mergers, acquisitions, consolidations, joint ventures, and similar corporate finance transactions.

B.  NO OTHER AMENDMENTS

     Except as expressly provided in this Amendment, all of the terms and conditions of the Consulting Agreement remain in full force and effect.

C.  COUNTERPARTS

     This Amendment may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one Amendment.

     In Witness Whereof, the parties hereto have caused this Amendment to be executed the day and year first above written.

                                         Tirex America Inc.

                                         By /s/ Terence C. Byrne
                                            ---------------------------
                                            Terence C. Byrne, President


                                         The NAIS CORP.

                                         By /s/ Jack Ehrenhaus
                                            ---------------------------
                                            Jack Ehrenhaus